===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Avery Communications, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          AVERY COMMUNICATIONS, INC.
                     190 SOUTH LASALLE STREET, SUITE 1710
                            CHICAGO, ILLINOIS 60603

                                                                August 24, 2000

Dear Stockholder:

  You are cordially invited to join us at the 2000 Annual Meeting of Stockholders to be held near O'Hare Airport in Chicago, Illinois on September 13, 2000 at 10:00 a.m., Central Standard Time.

  Enclosed with this Proxy Statement are your voting instructions and the 1999 Annual Report.

  This year the Annual Meeting will be held at the Sheraton Gateway Suites O'Hare, 6501 North Mannheim Road, Rosemont, Illinois. At this meeting we will vote on the matters described in the Proxy Statement. We know that it is not practical for most shareholders to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the enclosed card to vote your shares. We are pleased to offer you the option of voting by mail for designating the proxies and indicating your voting preferences. You may simply complete, sign, date and return by mail the enclosed proxy card.

  In response to the SEC's recent emphasis on clear and simple communications to shareholders and investors, we have prepared our proxy statement in "plain English." We hope you like this simplified form and welcome your comments.

  I would like to take this opportunity to remind you that your vote is important.

                                          Sincerely,

                                          Patrick J. Haynes, III
                                          Chairman

                             QUESTIONS and ANSWERS

Q: What am I voting on?

A:Three proposals. Item numbers refer to item numbers on the proxy card.
    Item 1.Election of five directors
    Item 2.Approval of the 1999 Flexible Incentive Plan
    Item 3. Ratification of appointment of King Griffin & Adamson P.C. as our independent auditors

Q: Who can vote?

A: All stockholders of record at the close of business on August 21, 2000, are entitled to vote. Holders of our common stock, series d preferred stock, series e preferred stock and series g preferred stock are entitled to one vote per share. All shares of common stock, series d preferred stock, series e preferred stock and series g preferred stock vote together as one class.

Q: Who can attend the meeting?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in a brokerage or other nominee account in "street name," you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

Q: How do I vote?

A: Complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope. By voting in the way listed above, you will authorize the individuals named on the proxy card, referred to as proxies, to vote your shares according to your instructions.

Q: What happens if I do not indicate my preference for one of the items?

A: If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for director (Item 1). If you leave Item 2 blank, the proxies will vote FOR approval of the 1999 flexible incentive plan (Item 2). If you leave Item 3 blank, the proxies will vote FOR ratification of the appointment of King Griffin & Adamson P.C. (Item 3).

Q: What if I vote and then change my mind?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Q: What constitutes a quorum?

A: As of the record date, we had 8,753,886 shares of common stock, 1,500,000 shares of series d preferred stock, 350,000 shares of series e preferred stock, and 7,126,894 shares of series g preferred stock outstanding. The holders of the voting stock have the right to cast a total of 17,730,780 votes. A majority of the voting shares, present in person or represented by proxy constitutes a quorum at the Annual Meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street name" indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q: Is my vote confidential?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Avery and its stockholders. Generally, only the inspectors of election and the employees of Corporate Investor Communications, Inc.

   processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

Q: What shares are included on the proxy card?

A: The shares listed on your proxy card sent by us represent all the shares of common stock held in your name, as distinguished from those held in "street name." You will receive a separate card or cards from your broker if you hold shares in "street name."

Q: What does it mean if I get more than one proxy card?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted.

Q: How much did this proxy solicitation cost?

A: The company has retained Corporate Investor Communications, Inc. to solicit proxies from shareholders at an estimated fee of $3,500, plus expenses. This fee does not include the costs of printing and mailing the proxy statements. Some of the officers and other employees of Avery also may solicit proxies personally, by telephone and by mail. Avery will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of our voting stock.


                          AVERY COMMUNICATIONS, INC.
                     190 South LaSalle Street, Suite 1710
                            Chicago, Illinois 60603

                          ANNUAL SHAREHOLDERS MEETING
                                PROXY STATEMENT

                         Date:September 13, 2000
                         Time:10:00 a.m., CST
                         Place:Sheraton Gateway Suites O'Hare
                               6501 North Mannheim Road
                               Rosemont, Illinois 60603

Record Date:             August 21, 2000. If you were a stockholder on that
                         date, you may vote at the meeting. Each share of our common stock, series d preferred stock, series e preferred stock, and series g preferred stock is entitled to one vote. You may not cumulate votes. On the record date, we had 17,730,780 shares of our voting stock outstanding.

Agenda:                  1. Elect five directors.

                         2. Approve our 1999 Flexible Incentive Plan.

                         3. Ratify the selection of King Griffin & Adamson
                           P.C. as our independent auditors for 2000.

                         4. Any other proper business.

Proxies: Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the board's nominees and "FOR" agenda items 2 and 3. The proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the proxy holders will vote for a person whom they believe will carry on our present policies.

Board Recommendations:   Your board of directors recommends you vote in favor
                         of the election of directors, approval of our 1999
                         Flexible Incentive Plan and the appointment of King
                         Griffin & Adamson P.C.

Proxies Solicited By:    The Board of Directors.

First Mailing Date:      We anticipate first mailing this proxy statement on
                         August 24, 2000.

Revoking Your Proxy:     You may revoke your proxy before it is voted at the
                         meeting. To revoke, either write to us, vote again via mail, or attend the meeting and cast your vote in person. Your last vote will be the vote that is counted.

Your Comments:           Your comments about any aspect of our business are
                         welcome. You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

 IF YOU PLAN TO ATTEND:

   Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

                      PLEASE VOTE--YOUR VOTE IS IMPORTANT

  It will be helpful to us if you will read the Proxy Statement and the voting instructions on the proxy card, and then vote by filling out, signing and dating the proxy card and returning it by mail. Prompt return of your proxy will help reduce the costs of additional mailings.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
BOARD OF DIRECTORS.........................................................   1

EXECUTIVE OFFICER COMPENSATION.............................................   3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............   4

CHANGE IN CONTROL OF AVERY.................................................   8

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................   9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................   9

APPROVAL OF THE 1999 FLEXIBLE INCENTIVE PLAN...............................  11

SELECTION OF INDEPENDENT AUDITORS..........................................  19

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2001 ANNUAL MEETING..........  19

OTHER BUSINESS.............................................................  20

VOTING PROCEDURES/REVOKING YOUR PROXY......................................  20

                              BOARD OF DIRECTORS

  This section gives biographical information about our directors, executive officers, and key employees. It describes the membership of directors on board committees, their attendance at meetings and their compensation.

Election of Directors

  The Board of Directors will be composed of five members. The Board has selected five of the seven current directors as nominees for election at the 2000 Annual Meeting of Stockholders. The nominees for the 2000 Annual Meeting are:

                             Patrick J. Haynes, III
                                Norman M. Phipps
                                J. Alan Lindauer
                              Robert T. Isham, Jr.
                               Scot M. McCormick

  Directors elected at the Annual Meeting will hold office for a one-year term. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the five nominees listed above.

  All nominees have consented to serve as directors. We have no reason to believe that any of the nominees will be unable to act as director. However, if any director is unable to stand for re-election, the Board of Directors may either reduce the size of the Board or designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

  The information includes the age of each nominee as of the date of the meeting.

  Patrick J. Haynes, III, 51

  Patrick J. Haynes, III has served as a director and Chairman of the Board of Avery since November 1995. Mr. Haynes was elected President and Chief Executive Officer of Avery in July 1998, and served in such capacity until December 1, 1998, and assumed these titles again on May 5, 2000. In 1992, Mr. Haynes founded and became President of American Communications Services, Inc., a start-up, fiber optic, competitive access provider telephone company. Mr. Haynes directed development of the strategic plan, put management in place and operated the company on a day-to-day basis for 18 months. He also advised and consulted in connection with the placement of $52 million in equity and $81 million in debt. American Communications is now a NASDAQ-listed company with a market capitalization in excess of $200 million. Mr. Haynes is the Senior Managing Director of the Thurston Group, Inc., a private merchant bank in Chicago. Mr. Haynes and Russell T. Stern, Jr. founded the Thurston Group in 1987. Previously, Mr. Haynes was associated with Merrill Lynch, Oppenheimer & Company, and Lehman Brothers as an investment banker.

  Norman M. Phipps, 40

  Norman M. Phipps has served as a director of Avery since November 1995. Mr. Phipps is also a director of LogiMetrics, Inc., a company primarily involved in the manufacture of infrastructure equipment for the wireless broadband telecommunications market. Since July 2000, Mr. Phipps has served as Senior Vice President of Administration of LogiMetrics. Mr. Phipps has served as the President and Chief Operating Officer of LogiMetrics from April 1997 until July 2000, and also as interim Chief Financial Officer from March 1998 until July 2000. From May 1996 to April 1997, Mr. Phipps served as Chairman of the Board and Acting President of LogiMetrics. Mr. Phipps has served as a principal of two private investment firms, Phipps, Teman & Company, L.L.C. (from January 1994 to December 1997) and CP Capital Partners (from January 1991 to December 1993).

  J. Alan Lindauer, 61

  J. Alan Lindauer has served as a director of Avery since November 1995. Mr. Lindauer also currently serves as President of Waterside Capital and has served as President of Waterside Management, Inc., a business consulting firm, since 1986. Mr. Lindauer has also served as a director of Commerce Bank of Virginia since 1986 and serves as chair of its Loan Committee, Norfolk Division, and a member of the Executive, Trust, Marketing, Compensation, and Mergers & Acquisition Committees. Mr. Lindauer served as director of Citizens Trust Bank from 1982 to 1985 as well as a member of its Trust and Loan Committees. Mr. Lindauer founded Minute-Man Fuels in 1963 and managed Minute-Man Fuels until 1985.

  Robert T. Isham, Jr., 48

  Robert T. Isham, Jr. originally served as a director of Avery from November 1995 to March 1996, and then rejoined the Board in July 1998. Mr. Isham is currently a managing director of the Thurston Group, Inc., a private merchant bank based in Chicago. Previously, he ran his own commercial law practice in Chicago and, before that, he was a partner with the law firm of McDermott, Will & Emery.

  Scot M. McCormick, 47

  Scot M. McCormick has served as Vice President, Chief Financial Officer and Assistant Secretary of Avery since July 1996. Mr. McCormick was elected as a director and to the office of Secretary in July 1998. Prior to becoming the Chief Financial Officer of Avery, Mr. McCormick was a consultant to Avery from 1995 through June 1996. From 1993 to 1995, Mr. McCormick served as Chief Financial Officer and Secretary of The Park Corporation in Barrington, Illinois. From 1990 to 1993, he served as Chief Financial and Administrative Officer and Secretary of Whitestar Graphics, Inc. From 1978 to 1990, Mr. McCormick was associated with the Crown organization in Chicago, including Controller of American Envelope Company from 1980 to 1990. From 1976 to 1978, Mr. McCormick worked for Coopers & Lybrand.

Required Vote

  Nominees who receive votes equal to a plurality of our voting stock present in person or represented by proxy at the meeting will be elected. Your Board recommends a vote FOR the nominees listed above. Abstentions will have no effect on the outcome of the election of directors.

Number of Meetings

  The Board of Directors met seven times in 1999. Each director attended at least 75% of the Board meetings.

Committees

  The Board of Directors does not have standing audit, nominating, or compensation committees.

Board Compensation

  Each member of the Board receives a one-time warrant to purchase 75,000 shares of common stock at an exercise price determined by the Board at the time of issuance. Each non-employee director also receives an annual stipend of $10,000 and an annual grant of options to purchase 10,000 shares of common stock at an exercise price determined by the Board at the time of grant. The non-employee directors of Avery also receive $1,000 for each meeting attended, plus reimbursement of travel expenses.

                        EXECUTIVE OFFICER COMPENSATION

  The following table sets forth information concerning compensation of our Chief Executive Officer and other highly compensated executive officers whose salary and bonuses exceeded $100,000 for the year ended December 31, 1999. These gentlemen are sometimes referred to collectively as the "named executive officers."

                                                                   Long Term
                                                    Other Annual  Compensation
         Name and          Fiscal  Salary   Bonus   Compensation Awards/Options
    Principal Position      Year    ($)      ($)        ($)           (#)
    ------------------     ------ -------- -------- ------------ --------------
Patrick J. Haynes,          1999  $200,000 $100,000   $36,804       100,000
 III(1)...................  1998  $100,000 $      0   $30,000       420,000
 Chairman of the Board

Mark J. Nielsen(2)(3).....  1999  $200,000 $117,500   $14,400             0
 President and Chief        1998  $ 16,667 $      0   $     0       925,000
 Executive Officer

Scot M. McCormick(3)......  1999  $130,000 $ 50,000   $12,192       150,000
 Vice President and Chief   1998  $122,667 $ 35,000   $     0        75,000
 Financial Officer

--------
(1) Mr. Haynes served as the Chief Executive Officer of Avery through November 30, 1998. "Other Annual Compensation" represents monthly automobile allowance and premiums on health and major medical insurance.
(2) Mr. Nielsen became the Chief Executive Officer of Avery on December 1, 1998, and resigned on May 5, 2000.
(3) "Other Annual Compensation" represents premiums on health, life, disability and medical insurance.

Options Grants and Exercises

  The following table provides information concerning grants of options to purchase our common stock made during the fiscal year ended December 31, 1999, to the named executive officers. No stock appreciation rights were granted during 1999.

Individual Grants

                             Number of      % of Total
                            Securities    Options Granted Exercise or
                            Underlying     to Employees   Base Price  Expiration
      Name                Options Granted for Fiscal Year  ($/share)     Date
      ----                --------------- --------------- ----------- ----------
Patrick J. Haynes, III..      100,000           8.0%         $1.63     11/18/09
Mark J. Nielsen.........            0             0            N/A          N/A
Scot M. McCormick.......      150,000          11.9%         $1.63     11/18/04

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

                                                      Number of Securities      Value of Unexercised
                                                      Underlying Options at    In-the-Money Options at
                             Shares                    Fiscal Year End (#)       Fiscal Year End ($)
                          Acquired on     Value     ------------------------- -------------------------
      Name                Exercise (#) Realized ($) Exercisable/Unexercisable Exercisable/Unexercisable
      ----                ------------ ------------ ------------------------- -------------------------
Patrick J. Haynes, III..        0          $ 0           380,000/140,000             $37,500/$0
Mark J. Nielsen.........        0          $ 0              925,000/0                   $0/$0
Scot M. McCormick.......        0          $ 0           125,000/100,000           $56,250/$37,500

Employment Agreements

  All of our named executive officers have employment agreements. The terms of those agreements are described below.

 Haynes Agreement

  Effective July 1, 1998, Mr. Haynes entered into an employment agreement with Avery. Under his employment agreement, Mr. Haynes serves as Chairman of the Board, President and Chief Executive Officer, subject to the power of the Board of Directors to elect and remove officers of Avery. The employment agreement expires June 30, 2003. Mr. Haynes' initial base salary is $200,000 annually. In addition, Mr. Haynes is entitled to receive bonuses based on performance goals as established by the Board, to receive stock options, to participate in applicable incentive plans established by Avery, to participate in Avery's hospitalization and major medical plans, or, at his option, to be reimbursed for amounts paid by Mr. Haynes for comparable coverage, and to an automobile of his choice. Mr. Haynes also received a ten-year warrant to purchase 420,000 shares of common stock at $3.00 per share.

 Nielsen Agreement

  Effective December 1, 1998, Mark J. Nielsen entered into an employment and noncompetition agreement with Avery. Under his employment agreement, Mr. Nielsen served as President and Chief Executive Officer. The employment agreement had an original term of one year and automatically renewed for additional one-year terms unless either party notified the other prior to October of a given year that they do not wish to renew the agreement. Mr. Nielsen's base salary was $200,000 annually. In addition, Mr. Nielsen received an aggregate bonus of $117,500 for the first year of his employment ending on December 1, 1999, and was entitled to participate in applicable incentive plans established by Avery, to participate in Avery's hospitalization and major medical plans, or, at his option, to be reimbursed for amounts paid by Mr. Nielsen for comparable coverage, and to receive such other bonuses as the Board may determine in its sole discretion. Mr. Nielsen also received a ten-year stock option to purchase 925,000 shares of Avery's common stock at $2.00 per share. Mr. Nielsen delivered a notice of termination of his employment agreement, effective May 5, 2000, and resigned from the Board effective July 31, 2000.

 McCormick Agreement

  Effective January 1, 2000, Scot M. McCormick entered into an employment agreement with Avery. Under his employment agreement, Mr. McCormick serves as Vice President, Chief Financial Officer and Secretary, subject to the power of the Board of Directors to elect and remove officers of Avery. The employment agreement expires December 31, 2000, and will automatically be renewed for additional one-year terms unless either party notifies the other prior to November 1 of a given year that they do not wish to renew the agreement. Mr. McCormick's initial base salary is $143,000 annually. In addition, Mr. McCormick is entitled to annual incentive compensation in an amount equal to 40% of his annual salary if certain performance goals established by the Board of Directors are met or exceeded. Mr. McCormick is entitled to participate in applicable incentive plans established by Avery, to participate in Avery's hospitalization and major medical plans, or, at his option, to be reimbursed for amounts paid by Mr. McCormick for comparable coverage, and to receive such other bonuses as the Board may determine in its sole discretion.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Avery's Voting Securities

  Avery has 8,753,886 shares of common stock, 1,500,000 shares of series d preferred stock, 350,000 shares of series e preferred stock, and 7,126,894 shares of series g preferred stock outstanding. The holders of each of these outstanding securities is presently entitled to one vote per share on any matters submitted to Avery's stockholders for a vote. The holders of these securities vote as a single class on all matters submitted to Avery's stockholders for a vote unless a separate vote is otherwise required by law or Avery's certificate of incorporation.

  Therefore, as of August 21, 2000, a total of 17,730,780 shares of Avery's voting securities were outstanding, all of which constitute a single class of voting securities.

  The following table sets forth information for any person who is known to Avery to be the beneficial owner of more than five percent of Avery's single class of voting securities. A beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

  . voting power, which includes the power to vote, or to direct the voting, of such security; and/or

  . investment power, which includes the power to dispose, or to direct the disposition of, such security.

  All of Avery's voting securities beneficially owned by a person, regardless of the form which such beneficial ownership takes, have been aggregated in calculating the number of shares beneficially owned by such person. In making these calculations, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days

  .  through the exercise of any option, warrant or right;

  .  through the conversion of a security;

  . pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or

  . pursuant to automatic termination of a trust, discretionary account, or similar arrangement.

  Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges and beneficially owned by a person in the table below are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.

                                                               Number   Percent
  Name of Beneficial Owner                                   of Shares  of Class
  ------------------------                                   ---------- --------
Patrick J. Haynes, III(1)................................... 10,505,771  38.7%
Thurston Group, Inc.(1).....................................  8,902,811  33.6%
Stephen L. Brown(2).........................................  1,770,938   9.7%
Spencer L. Brown(2).........................................  1,742,188   9.6%
Franklin Capital Corporation(2).............................  1,645,938   9.1%
Mark J. Nielsen(3)..........................................  1,564,598   8.1%
John Faltys(4)..............................................  1,154,254   6.1%

--------
(1) The business address of this person is 190 South LaSalle Street, Suite 1710, Chicago, Illinois 60603.
(2) The business address for this person is 450 Park Avenue, 10th Floor, New York, New York 10022.
(3) The business address for this person is 27126-B Paseo Espada, Suite 725, San Juan Capistrano, California 92675.
(4) The business address for this person is 18881 Von Karman, Suite 500, Irvine, California 92612.

Security Ownership of Management

  The following table sets forth information as of August 21, 2000, as to each class of Avery's equity securities beneficially owned by all directors and nominees, each of the named executive officers, and directors and executive officers as a group. In calculating the ownership percentages for Avery's common stock, we have used the 8,753,886 shares of common stock outstanding on August 21, 2000. Since these calculations do not include the three series of Avery's voting preferred stock included in the calculations in the preceding table, the beneficial ownership percentages set forth below will differ from these set forth in the preceding table.

                                      Common Stock                  Preferred Stock
                                   --------------------------- -----------------------------
                                     Number           Percent          Number       Percent
  Name of Beneficial Owner         of Shares          of Class Series of Shares     of Class
  ------------------------         ----------         -------- ------ ---------     --------
Patrick J. Haynes, III(1)........  10,505,771(2)       57.9%      B     100,000(2)    25.6%
                                                                  D   1,500,000(2)   100.0%
                                                                  G   7,126,894(2)   100.0%

Mark J. Nielsen(3)...............   1,564,598(4)       15.2%      G     624,598(4)    16.5%

Scot M. McCormick(1).............     245,000(5)        2.7%

Norman M. Phipps(6)..............      75,000(7)        0.8%

J. Alan Lindauer(8)..............     783,700(9)        8.4%

Stephen L. Brown(10).............   1,770,938(11)(12)  19.2%      E     350,000(12)  100.0%

Spencer L. Brown(10).............   1,742,188(11)(13)  18.9%      E     350,000(13)  100.0%

Robert T. Isham, Jr.(1)..........     187,355(14)       2.1%      A       8,333(14)    2.1%

All directors and executive
 officers as a group
 (2)(4)(5)(7)(9)(11)(12)(13)(14).. 16,874,550          78.1%      A       8,333        2.1%
                                                                  B     100,000       25.6%
                                                                  D   1,500,000      100.0%
                                                                  E     350,000      100.0%
                                                                  G   7,126,894      100.0%

-------
 (1) The business address for this person is 190 South LaSalle Street, Suite 1710, Chicago, Illinois 60603.
 (2) Includes 8,902,811 shares beneficially owned by the Thurston Group, Inc., of which Mr. Haynes is the Senior Managing Director, 766,286 shares owned by Waveland, LLC, of which Mr. Haynes is the owner, and 836,664 held in escrow by Bank One, Texas, N.A., for the benefit of the former owners of Hold Billing Services and for which Mr. Haynes has an irrevocable proxy. Of these shares, 665,286 represent shares that may be acquired within 60 days upon the exercise of options or warrants, 1,600,000 represent shares that may be acquired within 60 days upon the conversion of convertible securities, and 7,126,894 represent shares of the series g preferred stock for which Thurston Group has an irrevocable proxy.
 (3) The business address for this person is 27126-B Paseo Espada, Suite 725, San Juan Capistrano, California 92675.
 (4) Of these shares, 925,000 represent shares that may be acquired within 60 days upon the exercise of options and 624,598 represent shares that may be acquired upon conversion of the series g preferred stock. As described under the caption "Change in Control of Avery" below, Mr. Nielsen has granted an irrevocable proxy with respect to all shares of the series g preferred stock owned by him to Thurston Group, Inc. The 624,598 shares represent the maximum number of such shares that Mr. Nielsen could own following the transactions described under that caption. In connection with the distribution, Mr. Nielsen's options will also be cancelled.
 (5) Of these shares, 225,000 represent shares that may be acquired within 60 days upon the exercise of options and warrants.
 (6) The business address of this person is 435 Moreland Road, Hauppauge, New York 11788.
 (7) All of these shares represent shares that may be acquired within 60 days upon the exercise of options and warrants.
 (8) The business address for this person is 300 East Main Street, Suite 1380, Norfolk, Virginia 23510.
 (9) Of these shares, 686,000 are beneficially owned by Waterside Capital Corporation, of which Mr. Lindauer is President. Of these shares, 256,000 represent shares that may be acquired within 60 days upon the exercise of options and warrants and 280,000 represent shares that may be acquired upon the exercise of a convertible note.
(10) The business address for this person is 450 Park Avenue, 10th Floor, New York, New York 10022.
(11) Of these shares, 1,645,938 are beneficially owned by Franklin Capital Corporation, of which Stephen L. Brown is Chairman of the Board and Chief Executive Officer and Spencer L. Brown is Senior Vice President. Messrs. Brown and Brown disclaim beneficial ownership of these shares.

(12) Of these shares, 120,000 represent shares that may be acquired within 60 days upon the exercise of options and warrants and 350,000 represent shares that may be acquired upon the conversion of convertible securities.
(13) Of these shares, 95,000 represent shares that may be acquired within 60 days upon the exercise of options and warrants and 350,000 represent shares that may be acquired within 60 days upon the conversion of convertible securities.
(14) Of these shares, 161,368 represent shares that may be acquired within 60 days upon the exercise of options and warrants and 8,333 represent shares that may be acquired within 60 days upon the conversion of convertible securities.

                          CHANGE IN CONTROL OF AVERY

  On August 1, 2000, as part of a distribution agreement providing for us to distribute all the shares of our subsidiary, Primal Solutions, Inc., to our securityholders, Thurston Group, Inc. acquired a proxy to vote 7,126,894 shares of our series g voting preferred stock.

  Thurston Group is controlled by Patrick J. Haynes, III, the Chairman of
Avery.

  After being granted the proxy to vote the 7,126,894 shares of our series g voting preferred stock, Mr. Haynes now has the right to vote or to direct the voting of an aggregate of 9,740,485 shares, or approximately 54.9%, of our 17,730,780 outstanding voting securities. Prior to being granted the proxy to vote the 7,126,894 shares of our series g voting preferred stock, Mr. Haynes had the right to vote or to direct the voting of an aggregate of 2,613,591 shares, or approximately 24.7%, of our 10,603,886 outstanding voting securities.

  Immediately prior to the grant of the proxy to vote the 7,126,894 shares of our series g voting preferred stock, we had outstanding shares that were entitled to cast an aggregate of 10,603,886 votes in the election of directors and other matters submitted to a vote of our stockholders. These shares included 8,753,886 shares of common stock, each of which was entitled to one vote per share; 1,500,000 shares of our series d preferred stock, each of which was entitled to one vote per share and the holders of which vote with the holders of Avery's common stock as a single class in all matters submitted to our stockholders for a vote; and 350,000 shares of our series e preferred stock, each of which was entitled to one vote per share and the holders of which vote with the holders of our common stock as a single class in all matters submitted to our stockholders for a vote. Each share of our series e voting preferred stock was entitled to one vote for each whole share of our common stock into which it is convertible on the record date for any vote of our stockholders. The series e voting preferred stock was convertible into shares of our common stock on a one-for-one basis.

  The 7,126,894 shares of our series g voting preferred stock were issued to the original seven stockholders of Primal, John Faltys, Joseph R. Simrell, David Haynes, Mark J. Nielsen, Arun Anand, Murari Cholappadi, and Sanjay Gupta, in exchange for an aggregate of 7,126,894 shares of our series f non-voting preferred stock as part of a series of transactions in contemplation of our distribution of all the issued and outstanding shares of Primal to our securityholders. Following this exchange of securities, we have outstanding shares that are entitled to cast an aggregate of 17,730,780 votes in the election of directors and other matters submitted to a vote of our stockholders. These shares include 8,753,886 shares of common stock, each of which is entitled to one vote per share; 1,500,000 shares of our series d voting preferred stock, each of which is entitled to one vote per share and the holders of which vote with the holders of our common stock as a single class in all matters submitted to our stockholders for a vote; 350,000 shares of our series e voting preferred stock, each of which is presently entitled to one vote per share and the holders of which vote with the holders of our common stock as a single class in all matters submitted to our stockholders for a vote; and 7,126,894 shares of our series g voting preferred stock, each of which is entitled to one vote per share and the holders of which vote with the holders of our common stock as a single class in all matters submitted to our stockholders for a vote. Each share of our series e voting preferred stock is entitled to one vote for each whole share of our common stock into which it is convertible on the record date for any vote of our stockholders. The series e voting preferred stock is presently convertible into shares of our common stock on a one-for-one basis.

  In consideration for the grant of the proxy to vote the 7,126,894 shares of our series g voting preferred stock, Thurston Group and Patrick J. Haynes III, and each of their affiliates, including Waveland, LLC, a limited liability company wholly owned by Mr. Haynes, granted to the original seven stockholders of Primal, John Faltys, Joseph R. Simrell, David Haynes, Mark J. Nielsen, Arun Anand, Murari Cholappadi, and Sanjay Gupta, an irrevocable proxy to vote all the shares of the Primal common stock that any of them will receive in the distribution of the Primal common stock to our stockholders as contemplated by the distribution agreement. If the distribution were effective today, and assuming Mr. Haynes and his affiliates do not exercise any of their options or warrants to purchase any shares of our common stock, the proxy granted to the former Primal stockholders would cover an aggregate of 3,610,255 shares, or approximately 22.6%, of the Primal common stock that would be outstanding following the distribution and the issuance of 250,000 additional shares of the Primal common stock to Mr. Nielsen as contemplated by the distribution agreement. The former Primal stockholders will also receive 32% of the Primal common stock as part of the distribution, calculated before the issuance of 250,000 additional shares of the Primal common stock to Mr. Nielsen as contemplated by the distribution agreement. If the distribution were effective today, and assuming the 250,000 additional shares of the Primal common stock were issued to Mr. Nielsen as contemplated by the distribution agreement, the former Primal stockholders would have the right to vote or to direct the voting of an aggregate of 8,899,260 shares, or approximately 55.6%, of the Primal common stock outstanding after the distribution.

  Each of the proxies covering shares of the Primal common stock provides that any action required or permitted to be taken pursuant to the proxy by John Faltys, Joseph R. Simrell, David Haynes, Mark J. Nielsen, Arun Anand, Murari Cholappadi and Sanjay Gupta, including any voting of the shares covered thereby, may be so taken if the holders of at least 66% of the issued and outstanding shares of Primal immediately prior to its acquisition by us approve the taking of any such action. Prior to our acquisition of Primal, the issued and outstanding shares of Primal were held as follows:

  .  John Faltys--30.4861%

  .  Joseph R. Simrell and David Haynes--21.5999% each

  .  Mark J. Nielsen--16.4969%

  .  Arun Anand, Murari Cholappadi and Sanjay Gupta--3.2724% each

This means that Mr. Faltys and any two of Messrs. Simrell, David Haynes or Nielsen will be able to control the voting of these proxies.

  In the event the distribution is not completed, all the proxies will automatically terminate.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. Based on a review of such forms, we believe that all Section 16(a) filing requirements applicable to its directors and executive officers, and all persons who own more than 10% of our common stock, were complied with for the year ended December 31, 1999, except that Franklin Capital Corporation, a 10% holder of our common stock, did not report the purchase of 2,600 shares of our common stock in the month of December 1999 on Form 4, and did not report this purchase on Form 5 until March 2000.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In December 1998, our Board of Directors authorized Avery to repurchase any or all of its outstanding warrants for a price of $1.00 per underlying share. In December 1998, Avery repurchased warrants held by Waveland, LLC to purchase 100,000 shares of common stock at an exercise price of $1.50 per share. On January 5, 1999, Avery repurchased warrants held by the Thurston Group, Inc. to purchase 300,000 shares of common stock at an exercise price of $1.00 per share and warrants to purchase 200,000 shares of common stock at $1.50 per share. On March 31, 1998, Avery repurchased warrants held by the Thurston Group to purchase 80,000 shares of common stock at an exercise price of $1.50 per share. On April 16, 1999, Avery repurchased warrants held by Thurston Interests, LLC to purchase 41,746 shares of common stock at an exercise price of $1.50 per share. Of the total $621,736 used to repurchase the warrants, $300,000 was classified as compensation paid to Mr. Haynes. None of this amount was classified as compensation paid to Mr. Isham. Waveland, Thurston Group and Thurston Interests are affiliates of Mr. Haynes. Thurston Group and Thurston Interests are also affiliates of Mr. Isham.

  Mark J. Nielsen, Avery's former President and Chief Executive Officer, was also the Chairman of Primal Systems, Inc. and owned approximately 16.04% of the Primal Systems common equity on a fully diluted basis on March 19, 1999, the date on which Avery's agreement to acquire Primal Systems was entered, and on October 1, 1999, the date on which the acquisition was completed. Mr. Nielsen received 320,893 shares of Avery's convertible preferred stock in the merger. If the maximum number of shares that could be issued under the earn-out provisions of the merger agreement were issued, Mr. Nielsen could receive up to an additional 953,608 shares of Avery's convertible preferred stock. Each share of Avery's convertible preferred stock issued in the merger is immediately convertible into shares of Avery's common stock on a one-for-one basis.

  In contemplation of entering into an agreement for the acquisition of Primal Systems, Avery made a $100,000 working capital loan to Primal Systems on December 15, 1998. The loan was secured by a first lien on the accounts receivable of Primal Systems. On January 25, 1999, the working capital loan was increased to $180,000. This loan was replaced with the loan described in the following paragraph.

  In contemplation of the acquisition of certain assets from a third party, on February 3, 1999, Avery agreed to loan Primal Systems up to $1,000,000 on a revolving credit basis in replacement of the then-outstanding $180,000 loan described above. This loan was secured by a pledge of all the stock of Primal Billing Solutions, the wholly owned subsidiary of Primal Systems that acquired the assets, and by a security interest in all of the accounts receivable and general intangibles, including all intellectual property of Primal Systems. As noted above, Avery completed its acquisition of Primal Systems on October 1, 1999.

                 APPROVAL OF THE 1999 FLEXIBLE INCENTIVE PLAN

                        INFORMATION CONCERNING THE PLAN

General

  In September 1999, the Board adopted the 1999 Flexible Incentive Plan in order to

  . promote the interests of Avery and its shareholders by enabling Avery and each of its subsidiaries to

    o attract, motivate and retain their respective employees and directors by offering such employees and directors performance-based stock incentives and other equity interests in Avery and other incentive awards and

    o compensate consultants by offering them performance-based stock incentives and other equity interests in Avery and other incentive awards that recognize the creation of value for the shareholders of Avery and

  .  promote Avery's long-term growth and success.

  We urge you to vote "FOR" the approval of the Plan.

Description of the Long-Term Incentive Plan

  Below is a summary of the Plan. It does not restate the Plan in its entirety and is qualified by the terms of the Plan. A copy of the Plan is attached to this Proxy as Exhibit A.

  Under the Plan, officers, directors, employees and consultants are eligible to receive awards in the form of stock options and restricted stock grants. There are currently a total of 1,500,000 shares of our common stock available for awards under the Plan.

Administration of the Long-Term Incentive Plan

  The Plan is currently administered by our Board of Directors. Our members of the Board serve one-year terms. In the future, the Board may appoint a Committee to administer the Plan. The members of the Committee may be changed by the Board at any time as long as the composition of the Committee still permits the Plan to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code.

  The Board has full and exclusive power to interpret the Plan and to adopt any rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper in the best interests of Avery and in keeping with the objectives of the Plan. The Board is permitted, in its discretion, to

  .  determine the persons to whom awards are to be granted;

  .  determine the types and combinations of awards to be granted, including

    o  the number of shares to be covered by an award;

    o  the exercise price of an award;

    o the time or times when an award shall be granted and may be exercised;

    o the terms, performance criteria or other conditions, vesting periods or any restrictions for an award;

    o any restrictions on shares acquired pursuant to the exercise of an award; and

    o  any other terms and conditions of an award;

  . construe and interpret the provisions of the Plan, including, resolving any ambiguities or contradictions, correcting deficiencies, and supplying omissions;

  .  prescribe, amend and rescind rules and regulations relating to the Plan;

  . determine whether, to what extent and under what circumstances to provide loans from Avery to participants to exercise awards granted pursuant to the Plan, and the terms and conditions of such loans;

  . rely upon employees of Avery or third party administrators for such clerical and record keeping duties as may be necessary in connection with the administration of the Plan;

  . accelerate or defer, with the consent of the participant, the vesting of any rights pursuant to an award; and

  . make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

  Without limiting the Board's right to amend the Plan, the Board may take all actions authorized above, including granting awards pursuant to the Plan as the Board may deem necessary or appropriate.

  All provisions of the Plan, including the maximum number of shares that may be issued with respect to awards to be granted pursuant to this Plan, may at any time be modified or amended by the Board. However, no award at any time outstanding pursuant to this Plan may be modified, impaired or canceled adversely to the holder of the award without the consent of the holder. In addition, no amendment of the Plan with respect to any named executive officer, within the meaning of Section 162(m) of the Internal Revenue Code, may be made which would increase the maximum amount that can be paid to any one participant pursuant to the Plan, change the specified performance goal for payment of awards, or modify the requirements as to eligibility for participation in the Plan, unless Avery's stockholders have first approved the amendment in a manner which would permit the deduction under Section 162(m) of the Internal Revenue Code of the payment in the fiscal year it is paid. The Board is required to amend the Plan as it deems appropriate to cause amounts payable to named executive officers to satisfy the requirements of Section 162(m).

  The Board may suspend or terminate the Plan at any time, and the suspension or termination may be retroactive or prospective. Termination of the Plan will not impair or affect any award previously granted and the rights of the holder of the award will remain in effect until the award has been exercised in its entirety or has expired, or otherwise has been terminated by the terms of such award.

  The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

Participants in the 1999 Flexible Incentive Plan

  All of our employees and those of our subsidiaries are eligible for awards under the Plan. In addition, directors and consultants are eligible to receive awards under the Plan at the discretion of the Board. The Board will determine the type or types of awards to be made under the Plan. Each award is made by a written agreement, which contains the terms, conditions and limitations of the award to the employee, director or consultant.

Awards Under the Long-Term Incentive Plan

  An employee award may consist of

  . restricted stock, which is a right to purchase a specified number of shares of our common stock at a price specified by the Board in the agreement and subject to certain restrictions, or

  . a stock option, which is subject to applicable terms, conditions and limitations established by the Board and, if the stock option is an incentive stock option, which complies with Section 422 of the Internal Revenue Code.

                      TAX EFFECTS OF PARTICIPATION IN THE
                            FLEXIBLE INCENTIVE PLAN

  The following briefly summarizes the federal income tax consequences arising from participation in the Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Plan may vary depending upon each person's particular situation and, therefore, may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, or the effects, if any, of any gift, estate, or inheritance taxes, or the consequences thereunder, that may result from acquiring, holding, or disposing of shares of our common stock issued under the terms of the Plan.

  We have the right to deduct applicable taxes from any employee award, director option or independent contractor option and withhold, at the time of delivery or vesting of shares of our common stock under the Plan, an appropriate amount of cash or number of shares of our common stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in our opinion to satisfy all obligations for withholding of such taxes. The Board may also permit withholding to be satisfied by the transfer to us of shares of our common stock owned by the holder of the employee award, director option or independent contractor option with respect to which withholding is required. If shares of our common stock are used to satisfy tax withholding, those shares will be valued based on the fair market value when the tax withholding is required to be made.

Participants Subject to Section 16(b) of the Exchange Act

  The Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act relating to rules for our directors, officers and 10% stockholders. Therefore, because the acquisition of shares of our common stock will not be deemed to be a "purchase" for purposes of Section 16(b) of the Exchange Act, a sale of shares of our common stock by a Plan participant within six months after the date of exercise of an option or SAR, or the date restrictions on a restricted stock award lapse, should not necessarily subject the Plan participant to liability under Section 16(b) of the Exchange Act. However, because the sale of shares of our common stock can still be "matched" with other purchases, if a Plan participant has purchased shares of our common stock or a right to acquire shares of our common stock which is considered a "purchase" for purposes of Section 16(b) within six months before the date of exercise of an option or SAR, or the date restrictions on a restricted stock award lapse, the Plan participant may have short-swing liability under Section 16(b) if he or she were to sell shares of our common stock within six months after the date of the interim purchase.

  The IRS has not yet formally taken a position about the tax consequences of this fact situation. However, because an interim purchase would trigger liability upon the sale of shares of our common stock within six months after the interim purchase, the shares of our common stock may be treated as subject to a "substantial risk of forfeiture" under Section 83(c) of the Internal Revenue Code and not transferable and, therefore, substantially non-vested. The following discussion assumes either that no interim purchases were made or that interim purchases do not cause shares of our common stock to be substantially non-vested for Plan participants subject to Rule 16b-3. Plan participants subject to Rule 16b-3 should consult with a tax advisor.

Nonqualified Stock Options

  A Plan participant will not recognize taxable income upon the grant of a nonqualified stock option. The federal income tax consequences to a Plan participant of exercising a nonqualified stock option will vary depending on whether the shares of our common stock received upon the exercise of such option are either "substantially vested" or "substantially non-vested" within the meaning of Section 83 of the Internal Revenue Code. Generally, such shares will be "substantially non-vested" if they are both non-transferable and subject to a substantial risk of forfeiture, and will be "substantially vested" if they are either transferable or not subject to a substantial risk of forfeiture. A Plan participant generally should not recognize compensation income upon exercising a nonqualified stock option for shares that are "substantially non-vested" until such shares become "substantially vested." A Plan participant who wishes to recognize compensation income at the time of the exercise of such an option, rather than when the shares become "substantially vested," must file an election under Section 83(b) of the Internal Revenue Code.

  A Section 83(b) election is made by filing a written notice with the IRS office with which the Plan participant files his or her federal income tax return. The notice must be filed within 30 days of the Plan participant's receipt of the shares of our common stock related to the applicable award and must meet certain technical requirements.

 Taxation of Plan Participants

  Upon the exercise of a nonqualified stock option, a Plan participant will most likely receive stock that is substantially vested. Therefore, the Plan participant will recognize ordinary income upon the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the shares of our common stock received on the date of exercise over the exercise price.

 Company Deduction

  We will be entitled to a corresponding deduction equal to the amount recognized as income by a Plan participant at the time such amount is recognized by the Plan participant, provided that the Plan participant's compensation is reasonable in amount, and otherwise within statutory limitations.

 Basis

  The Plan participant's basis in the shares of our common stock acquired upon the exercise of a nonqualified stock option will be the exercise price plus the amount of ordinary income recognized by the Plan participant with respect to those shares of common stock, assuming the exercise price is paid solely in cash. The tax basis in the shares of our common stock for which the exercise price is paid in stock, if permitted by the Board pursuant to the Plan, is discussed below under the caption "Tax Implications Related to the Exercise of Stock Options with Avery Common Stock."

 Subsequent Sale or Disposition of Common Stock

  Upon the sale or other disposition of the shares of our common stock acquired upon the exercise of a nonqualified stock option, a Plan participant will recognize taxable income, or a deductible loss, equal to the difference between the amount realized on the sale or disposition and the Plan participant's basis in the shares of our common stock. The Plan participant's gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares constitute a capital asset in the hands of the Plan participant. The type of capital gain or loss will depend upon the holding period of the shares of our common stock. If the shares of our common stock are held for twelve months or less, there will be a short-term capital gain or loss on sale or disposition. Finally, if the shares of our common stock are held for more than twelve months, there will be long-term capital gain or loss on sale or disposition.

Incentive Stock Options

  Incentive stock options may be granted only to our employees and employees of our subsidiaries.

  An employee will not recognize any taxable income upon the grant of an incentive stock option. An employee also will not recognize any taxable income upon the exercise of an incentive stock option provided that the employee was an employee at all times beginning on the date the option was granted and ending on the date three months before the option was exercised, or one year in the case of a disabled employee, and holds our common stock related to the option for at least two years after the date the option was granted and for at least one year after the date the option was exercised.

 Alternative Minimum Tax

  The exercise of an incentive stock option will result, however, in an item of income for purposes of determining the alternative minimum tax. Liability for tax under the alternative minimum tax rules will arise only if the employee's tax liability determined under the alternative minimum tax rules exceeds the employee's tax liability determined under the ordinary income tax rules.

  The exercise of an incentive stock option will give rise to an item of alternative minimum tax income to an employee in an amount equal to the excess of the fair market value of the shares of our common stock received on the date the option is exercised over the exercise price.

  Plan participants who exercise incentive stock options and receive shares of our common stock that are subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Internal Revenue Code are urged to consult their tax advisor concerning the application of the alternative minimum tax rules.

 Company Deduction

  We will not be entitled to a deduction for federal income tax purposes with respect to the grant of an incentive stock option to an employee under the Plan, the exercise of such option by the employee, or the sale of the shares of our common stock acquired through the exercise of such option by the employee subsequent to the expiration of the holding period.

 Basis

  The employee's tax basis in the shares of our common stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the shares of our common stock for which the exercise price is paid in stock, if permitted by the Board pursuant to the Plan, is discussed below under the caption "Tax Implications Related to the Exercise of Stock Options With Avery Common Stock."

 Subsequent Sale or Disposition after Holding Period

  If the shares of our common stock acquired upon the exercise of an incentive stock option are sold after the expiration of the holding period, which is one year after grant and two years after exercise, upon the sale of such shares of our common stock, the employee will recognize a long-term capital gain, or loss, in an amount equal to the excess, or deficiency, of the sales price over the employee's basis, provided the shares are held as a capital asset by the employee.

 Disqualifying Disposition by Employees

  If the shares of our common stock acquired upon the exercise of an incentive stock option are sold before the expiration of the holding period, the employee will recognize ordinary income in an amount equal to the lesser of the excess of the fair market value of the shares of our common stock on the date of exercise over the exercise price, or the amount realized on the sale of such stock over the exercise price.

 Capital Gain

  If the amount realized by an employee on the sale of the shares of our common stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the employee as a short-term or long-term capital gain, provided that the employee held the shares of our common stock as a capital asset.

 Company Deduction

  Upon the occurrence of a disqualifying disposition, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the employee, provided that the employee's compensation is reasonable and is otherwise within statutory limitations.

 Alternative Minimum Tax

  If an employee exercises an incentive stock option and sells the shares of our common stock received in a disqualifying disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and alternative minimum tax will be the same, resulting in no additional alternative minimum tax liability. Conversely, if the employee sells shares of our common stock in a disqualifying disposition in a tax year subsequent to the tax year in which the incentive stock option was exercised, the employee will recognize alternative minimum tax income, as determined above, in the first taxable year, and ordinary taxable income, but not alternative minimum tax income, in the year in which the disposition was made.

 Exercise Following Employee's Death

  Under certain circumstances, shares of our common stock acquired upon exercise of an incentive stock option following the employee's death will receive the tax treatment described above without regard to the holding period requirement.

Tax Implications Related to the Exercise of Stock Options with Avery Common
Stock

  The Plan permits, subject to the discretion of the Board, the exercise price of stock options to be paid with shares of our common stock owned by the Plan participant. The Board does not presently intend to allow the use of shares of our common stock that are substantially non-vested, which are shares that are nontransferable or subject to a substantial risk of forfeiture and for which a
Section 83(b) election has not been filed, to pay the exercise price of a stock option. Therefore, only shares of our common stock that are substantially vested may be used to pay the exercise price of a stock option.

 Nonqualified Stock Options

  If a Plan participant pays the exercise price of a nonqualified stock option with shares of our common stock that are substantially vested, including, pursuant to proposed IRS regulations, stock obtained through the exercise of an incentive stock option and not held for the holding period, the Plan participant will not recognize any gain on the shares surrendered.

  With respect to the shares of our common stock received, that portion of the shares of our common stock equal in number to the shares of our common stock surrendered will have a basis equal to the basis of the shares surrendered. The excess shares received will be taxable to the Plan participant as ordinary compensation income in an amount equal to the fair market value if the excess shares are substantially vested, as of the exercise date, or if the excess shares are substantially non-vested, as of the applicable date. As used in this discussion, "applicable date" means the earlier of the date the Plan participant disposes of the shares of our common stock issued under the terms of the Plan, or the first date on which shares of our common stock issued under the terms of the Plan become substantially vested. The Plan participant's basis in those excess shares of our common stock will equal the amount of ordinary compensation income recognized by the Plan participant.

 Incentive Stock Options

  The tax consequences to an employee from using shares of our common stock to pay the exercise price of incentive stock options will depend on the status of the shares of our common stock acquired.

  If an employee pays the exercise price of an incentive stock option for stock that is substantially vested with shares of our common stock that are substantially vested, under proposed IRS regulations the employee will not recognize any compensation income or gain with respect to the shares surrendered.

  With respect to the shares of our common stock received, that portion of the shares of our common stock equal in number to the shares of our common stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of our common stock received. The employee will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period of such shares will begin on the date of receipt thereof by the employee. Similarly, it appears that if the employee pays the exercise price for substantially non-vested shares of our common stock with shares of our common stock that are substantially vested, the tax consequences will be the same.

  If an employee exercises an incentive stock option granted pursuant to the Plan using shares of our common stock that were obtained through the exercise of an incentive stock option, whether granted under the Plan or under another one of our plans, and that have been held by the employee for the holding period for either substantially vested shares of our common stock or substantially non-vested shares of our common stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

  Conversely, if an employee exercises an incentive stock option granted pursuant to the Plan using shares of our common stock received upon the prior exercise of an incentive stock option, whether granted under the Plan or under another one of our plans, and the employee has not held that common stock for the holding period, under proposed IRS regulations the employee will have made a disqualifying disposition of the number of shares of our common stock used as payment for the exercise price of the incentive stock option. If the employee receives shares of our common stock that are substantially vested, the employee generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the shares of our common stock surrendered, determined as of the date the option relating to such shares of our common stock was exercised, over the exercise price of the shares surrendered. It is unclear whether, if the employee receives shares of our common stock that are substantially non-vested, the recognition of income will be deferred until the shares of our common stock become substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the employee plus the employee's basis in the shares surrendered, allocated equally among the shares received.

Restricted Stock Grants

 Taxation of Plan Participants

  A Plan participant who receives a restricted stock award will recognize ordinary income equal to the fair market value of the shares of our common stock received at the time the restrictions lapse, unless the Plan participant makes a Section 83(b) election to report the fair market value of the shares of our common stock received as restricted stock as ordinary income at the time of receipt. If any amount is paid for the restricted stock, the Plan participant will include in income the excess of the fair market value of the shares of our common stock received over the amount, if any, paid for such shares, either at the time the restrictions lapse or when the Plan participant makes a Section 83(b) election.

 Company Deduction

  We may deduct an amount equal to the income recognized by the Plan participant at the time the Plan participant recognizes the income, provided the Plan participant's compensation is reasonable, and otherwise within statutory limitations.

 Basis

  The basis of the restricted stock in the hands of the Plan participant will be equal to the fair market value of the restricted stock on the date the Plan participant recognizes ordinary income as described above plus the amount of ordinary income recognized in excess of fair market value, if any amount is paid for the restricted stock in excess of fair market value.

 Subsequent Sale or Disposition

  The restrictions placed on restricted stock do not permit sale or disposition until the restrictions lapse. Upon the sale or disposition of restricted stock after the restrictions lapse, a Plan participant will recognize taxable income or loss equal to the difference between the amount realized by the Plan participant on the disposition of the stock and the Plan participant's basis in the stock. The gain or loss will be taxable to the Plan participant as a capital gain or deductible by the Plan participant as a capital loss, either short-term or long-term, depending on the holding period of the restricted stock, provided that the Plan participant held the restricted stock as a capital asset.

 Dividends

  During the period in which a Plan participant holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the Plan participant until the restrictions lapse, the dividends will be treated for tax purposes by the Plan participant and us in the following manner. If the Plan participant makes a Section 83(b) election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the Plan participant when the restrictions lapse and we will not be entitled to a deduction and will not be required to withhold income tax. If the Plan participant does not make a
Section 83(b) election, the dividends will be taxed as compensation to the Plan participant when the restrictions lapse and will be deductible by us and subject to applicable federal income tax withholding at that time.

  If the Company pays the dividends to the Plan participant prior to the lapse of the restrictions and the Plan participant makes a Section 83(b) election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by us. Conversely, if the Plan participant does not make a
Section 83(b) election, the dividends will be taxable to the Plan participant as compensation at the time of payment and we will be entitled to a deduction.

  The above tax information is only a brief description of the federal income tax consequences of receipt and/or exercise of options. It is based on present federal tax and securities laws, regulations and interpretations thereof and does not purport to be a complete description of such federal tax consequences. The foregoing summary of federal income tax consequences may change in the event of a change in the Internal Revenue Code or regulations thereunder or interpretations thereof.

                    Distribution of Benefits under the Plan

  The following table sets forth the options granted to directors, executive officers, and employees under the Plan in 1999. The Board has made no determination as to future grants under the plan.

                                                 Weighted        Number of
                                                 Average     Shares Underlying
        Name and Position                     Exercise Price  Options Granted
        -----------------                     -------------- -----------------
Patrick J. Haynes, III.......................         0                  0
Mark J. Nielsen..............................         0                  0
Scot M. McCormick............................     1.625            150,000
Norman M. Phipps.............................     1.625             10,000
J. Alan Lindauer.............................     1.625             10,000
Stephen L. Brown.............................     1.625             10,000
Spencer L. Brown.............................     1.625             10,000
Robert T. Isham, Jr..........................     1.625             10,000
All executive officers as a group............     1.625            150,000
All directors who are not executive officers
 as a group..................................     1.625             50,000
All employees who are not executive officers
 as a group..................................     $1.17          1,257,777

  Our common stock is quoted and traded on a limited and sporadic basis on the OTC Bulletin Board operated by the NASDAQ Stock Market, Inc. The latest closing bid price was 1 1/32 and the latest closing asked price was 1 1/8.

Required Vote

  The Plan will be approved if it receives the affirmative vote of a majority of the shares present in person or by proxy at the meeting.

                       SELECTION OF INDEPENDENT AUDITORS

  We ask that you approve the following resolution ratifying the appointment by our Board of Directors of our principal independent auditors:

    RESOLVED, that the stockowners ratify the appointment of King Griffin & Adamson P.C. to audit the accounts of Avery and for the fiscal year 2000.

  We expect a representative of King Griffin & Adamson P.C. to attend the meeting, respond to appropriate questions and be given an opportunity to speak.

Required Vote

  The proposal will be approved if it receives the affirmative vote of a majority of the shares present in person or by proxy at the meeting.

  The Board recommends that you vote "FOR" the ratification of the appointment of King Griffin & Adamson P.C. as Avery's independent auditors for 2000.

       STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2001 ANNUAL MEETING

  From time to time, stockholders seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements. We must receive proposals for the 2001 annual meeting no later than April 26, 2001, for possible inclusion in the proxy statement. Proposals submitted outside the procedures established by Rule 14a-8 must be received no later than July 10, 2001. If the date of the 2001 Annual Meeting of Shareholders is changed by more than 30 days from September 13, 2001, then shareholder nominations and proposals must be received a reasonable time before we begin to print and mail our proxy materials.

                                OTHER BUSINESS

  The Board of Directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment. All other business voted on at the Annual Meeting will be decided by the vote of a majority of the shares present in person or by proxy at the meeting, except as otherwise provided by law or our certificate of incorporation or bylaws.

                     VOTING PROCEDURES/REVOKING YOUR PROXY

Quorum: The holders of the majority of the shares entitled to vote at this year's annual stockholders meeting will constitute a quorum.

Votes Required       To be elected, directors must receive a plurality of the
to Approve a         shares voting in person or by proxy. A plurality means
Proposal:            receiving the largest number of votes, regardless of
                     whether that is a majority. To approve the Plan, we must receive a majority of the votes held by persons entitled to vote and present in person or by proxy at the meeting.
                     All other matters which may be submitted to you at the meeting will be decided by a majority of the votes held by persons entitled to vote and present in person or by proxy, except as otherwise provided by law or our certificate of incorporation or bylaws.

Shares               On the record date, there were 8,753,886 shares of common
Outstanding and      stock, 1,500,000 shares of series d preferred stock,
Number of            350,000 shares of series e preferred stock, and 7,126,894
Votes:               shares of series g preferred stock outstanding. Each
                     share entitles the holder to one vote per share, and all these shares vote together as a single class.

Abstentions and      Those who fail to return a proxy or attend the meeting
Broker Non-          will not count towards determining any required
Votes:               plurality, majority or quorum. Stockholders and brokers
                     returning proxies or attending the meeting who abstain from voting on the election of our directors or approval of the Plan will count towards determining a quorum. Such abstentions will have no effect on the outcome of the election of our directors. However, such abstentions will be the same as a vote against the approval of the Plan.

                     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. In the event that a broker does not receive voting instructions for these matters from its customers, a broker may notify us that it lacks voting authority to vote those shares. These "broker non-votes" refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. These broker non-votes will be included in determining whether a quorum exists, but will have no effect on the outcome of the election of our directors or on the approval of the Plan.

How the Proxies      The enclosed proxies will be voted in accordance with the
Will be Voted:       instructions you place on the proxy card. Unless
                     otherwise stated, all shares represented by your returned, signed proxy will be voted as noted on the first page of this proxy statement.

How You May          You may revoke your proxies before your shares are voted
Revoke Your          by:
Proxies:

                     . Delivering a signed, written revocation letter, dated
                       later than the proxy, to Scot M. McCormick, Corporate Secretary, at 190 South LaSalle Street, Suite 1710, Chicago, Illinois 60603;

                     . Delivering a signed proxy, dated later than the first
                       one, to Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072, Attn: David Hartie; or

                     . Attending the meeting and voting in person or by proxy.
                       Attending the meeting alone will not revoke your proxy.

Proxy                We have engaged Corporate Investor Communications, Inc.
Solicitation:        to assist us in soliciting proxies related to the 2000
                     annual meeting of stockholders and have agreed to pay them a fee of $3,500 for doing so. In addition, our employees will solicit proxies for no additional compensation. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

                                                                        ANNEX A

                          AVERY COMMUNICATIONS, INC.

                         1999 FLEXIBLE INCENTIVE PLAN

Section 1. Purpose of this Plan

  The purposes of the Avery Communications, Inc. 1999 Flexible Incentive Plan are to (a) promote the interests of Avery Communications, Inc. (the "Company") and its shareholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (1) attract, motivate and retain their respective employees and Directors (as hereinafter defined) by offering such employees and Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (2) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the shareholders of the Company and (b) promote the Company's long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options or Restricted Stock (as such terms are hereinafter defined), or any combination thereof.

Section 2. Definitions

  As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

  2.1 "Award" shall mean the grant of a Stock Option or Restricted Stock pursuant to this Plan.

  2.2 "Book Value" shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

  2.3 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

  2.4 "Cause" shall mean (a) the Participant's violation of the provisions of any non-competition agreement, confidentiality agreement or proprietary rights agreement; (b) an illegal or negligent action by the Participant that materially and adversely affects the Company; (c) the Participant's failure or refusal to perform his duties (except by reason of Disability); (d) the Participant's failure to comply with or conform to the Company's rules and regulations or code of conduct; or (e) the Participant's conviction of a felony.

  2.5 "Change in Control" shall mean, after the Effective Date, (a) the occurrence of an event of a nature that would be required to be reported by the Company in response to Item 1 of a Current Report on Form 8-K (or any successor to such form) promulgated pursuant to the Exchange Act; provided, without limitation, such a Change in Control shall be deemed to have occurred if (1) any Person or Group (other than (A) the Company, (B) a wholly-owned Subsidiary, (C) any employee benefit plan (including, without limitation, an employee stock ownership plan) adopted by the Company or any wholly-owned Subsidiary or (D) any trustee or other fiduciary holding securities under any employee benefit plan adopted by the Company or any Subsidiary), becomes the "beneficial owner" (as defined in Rule 13d-3 (or any successor to such rule) promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any Material Subsidiary representing fifty percent (50%) or more of the combined voting power of the Company's or such Material Subsidiary's then outstanding securities or (2) during any period of twenty-four (24) months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved; (b) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction; (c) the shareholders of the Company approve a plan of complete liquidation of the Company or (d) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated. If the Company is not subject to the Exchange Act, the determination of whether a Change in Control has occurred under this Section shall be made as if the Company were subject to the Exchange Act.

  2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

  2.7 "Committee" shall mean the Committee established by the Board to administer the Plan, as such Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to "Non-Employee Directors" (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act) who are also "outside directors," as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder; and provided further, the Committee will consist of not less than two (2) directors. All members of the Committee will serve at the pleasure of the Board.

  2.8 "Common Stock" shall mean the Common Stock, par value $.01 per share of the Company.

  2.9 "Company" shall have the meaning set forth in Section 1 of this Plan.

  2.10 "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services.

  2.11 "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Subsection 9.1(a)), merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock.

  2.12 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

  2.13 "Director" shall mean any member of the Board.

  2.14 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Committee or the Board.

  2.15 "Effective Date" shall mean September 17, 1999.

  2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

  2.17 "Fair Market Value" shall mean the fair market value of the Shares determined as follows:

    (a) If the principal market for the Common Stock is a national securities exchange or The Nasdaq Stock Market, then the Fair Market Value as of that date shall be the average between the lowest and highest reported sale prices of the Common Stock on that date on the principal exchange on which the Common Stock is then listed or admitted to trading;

    (b) If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on The Nasdaq Stock Market, the Fair Market Value as of that date shall be the average between the highest bid and lowest asked prices for the Common Stock on such date as reported on the OTC Bulletin Board or by the National Quotation Bureau, LLC or a comparable service; or

    (c) If the day is not a business day, and as a result, paragraphs (a) and
  (b) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the last preceding business day. If paragraphs (a) and
  (b) next above are otherwise inapplicable, then the Fair Market Value of the Shares shall be determined in good faith by the Committee. Notwithstanding the foregoing, with respect to Incentive Stock Options, Fair Market Value must be determined in accordance with Section 422 of the Code.

  2.18 "Group" shall have the meaning ascribed to such term in Section 13(d) of the Exchange Act.

  2.19 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

  2.20 "Material Subsidiary" shall mean any Subsidiary of which the Book Value or fair market value (whichever is greater) constitute fifty percent (50%) or more of the Book Value of the Company. The fair market value of a Subsidiary will be determined in good faith by the Board.

  2.21 "Non-Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option).

  2.22 "Non-Share Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

  2.23 "Optionee" shall mean any Participant who has been granted or holds a Stock Option awarded pursuant to this Plan.

  2.24 "Participant" shall mean any Person who has been granted or holds an Award granted pursuant to this Plan.

  2.25 "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides, in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (a) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (b) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

  2.26 "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

  2.27 "Plan" shall mean this Avery Communications, Inc. 1999 Flexible Incentive Plan as it may be amended from time to time.

  2.28 "Reload Option" shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

  2.29 "Reorganization" shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

  2.30 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or a substantial risk of forfeiture.

  2.31 "Retirement" shall mean termination of employment, other than discharge for Cause, of an employee of the Company or any Subsidiary after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.

  2.32 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

  2.33 "Share Retention Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

  2.34 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

  2.35 "Stock Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option.

  2.36 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

  2.37 "Transactional Consideration" shall have the meaning set forth in Subsection 9.1(b) of this Plan.

Section 3. Administration of this Plan

  3.1 Committee/Board. This Plan shall be administered and interpreted by the Committee and/or the Board.

  3.2 Awards.

  (a) Subject to the provisions of this Plan and directions from the Board, the Committee has the discretionary authority to:

    (1) determine the Persons to whom Awards are to be granted;

    (2) determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

    (3) construe and interpret the provisions of this Plan, including, without limitation, resolving any ambiguities or contradictions; correcting deficiencies; and supplying omissions;

    (4) prescribe, amend and rescind rules and regulations relating to this Plan;

    (5) determine whether, to what extent and under what circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;

    (6) rely upon employees of the Company or third party administrators for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

    (7) accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award; and

    (8) make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

  (b) Without limiting the Board's right to amend this Plan pursuant to
Section 11, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate.

  3.3 Procedures.

  (a) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

  (b) A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members.

  (c) All questions of interpretation and application of this Plan or questions pertaining to any question of fact or Award granted hereunder will be decided by the Committee or the Board, whose decision will be final, conclusive, and binding upon the Company and each other affected party. In the event of a conflict between any decision of the Committee and of the Board, the decision of the Board shall be controlling.

Section 4. Shares Subject to Plan

  4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 1,500,000 unless increased or decreased by reason of changes in the capitalization of the Company as hereinafter provided or by amendment of this Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

  4.2 Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, such Shares may again be made the subject of an Award granted pursuant to this Plan. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares.

Section 5. Eligibility

  5.1 Eligibility. Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and Directors as may be designated by the Committee or the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee or the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Committee or the Board may deem relevant in connection with accomplishing the purposes of this Plan.

Section 6. Stock Options

  6.1 Grants. The Committee or the Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee or the Board. The Committee or the Board shall specify whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Committee or the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee or the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Committee or the Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

  6.2 Incentive Stock Options Limitations.

  (a) In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

  (b) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

  (c) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

  (d) In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the earlier of the date this Plan is adopted or the date this Plan is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).

  (e) To the extent shareholder approval of this Plan is required by Section 422 of the Code, (1) no individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve
(12) months before or after the date this Plan is initially adopted and (2) in the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

  (f) To maintain special tax treatment for Incentive Stock Options, to the extent required by Section 421 of the Code, an Optionee may not dispose of the Stock acquired pursuant to the exercise of an Incentive Stock Option within two years after the date of grant nor within one year after the optionee receives the Stock following exercise of the Incentive Stock Option. This limitation on disposal does not apply to Stock acquired pursuant to the exercise of an Incentive Stock Option after an Optionee's death by his or her estate or heirs, as applicable.

  (g) To the extent that any Option designated as an Incentive Stock Option does not qualify as such (whether because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, the timely manner of its exercise, or otherwise), such Option, or the portion thereof which does not qualify, shall be deemed to constitute a Non-Qualified Stock Option.

  6.3 Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee or the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant and no Incentive Stock Option shall be granted to any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

  6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

    (a) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, be exercised during the three month period immediately following the date the Optionee ceases (for any reason other than death, disability or termination for Cause) to be an employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

    (b) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for any reason other than termination for Cause) to be such an employee, a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the one-year period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable option agreement);

    (c) If the Optionee ceases to be an employee of the Company or a Subsidiary by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, may be exercised during the one-year period immediately following the date on which the Disability is determined to exist (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option;

    (d) If the Optionee's employment is terminated for Cause, all Stock Options held by such Optionee shall immediately and simultaneously terminate and will no longer be exercisable; and

    (e) An Optionee's employment relationship with the Company or Subsidiary will be considered to continue during a leave of absence to the extent so provided in the personnel policies of the Company or Subsidiary; provided that with respect to an Incentive Stock Option, such employment relationship shall not be considered continued for a period exceeding that set forth in Treasury Regulation Section 1.421-7(h)(2). Nothing contained in this Subsection 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been cancelled, terminated or surrendered. Stock Options granted under this Plan to Consultants or Directors will contain such terms and conditions with respect to the death or disability of a Consultant or Director or termination of a Consultant's or Director's relationship with the Company as the Committee or the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

  6.38 Vesting of Stock Options.

  (a) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee or the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the sole discretion of the Committee or the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

  (b) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee or Board; provided, however, that not less than thirty
(30) days' written notice of the date so fixed shall be given to each Optionee. During such period all Stock Options which have not previously been terminated, exercised or cancelled will (subject to the provisions of Subsection 6.4) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option. Upon the date fixed by the Committee or the Board, any unexercised Stock Options shall terminate and be of no further effect.

  (c) Upon the occurrence of a Change in Control, all unvested Shares subject to Stock Options shall become fifty percent (50%) vested.

  6.6 Manner of Exercise of Stock Options.

  (a) Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Company. The purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

    (1) in cash (including check, bank draft or money order); or

    (2) by other consideration deemed acceptable by the Committee or the Board in its sole discretion, including, without limitation, Shares, promissory notes, or the proceeds of loans made or guaranteed by the Company or a Subsidiary.

  (b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee or the Board may, in its sole discretion, authorize the grant of a new Stock Option (a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

  (c) The amount, as determined by the Committee or the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option shall, subject to the authorization of the Committee or the Board, be satisfied, at the election of the Optionee, either (1) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee or the Board in its sole discretion (the "Non-Share Method") or (2) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee or the Board may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Subsection 6.6(b). The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

  (d) An Optionee shall not have any of the rights of a shareholder of the Company with respect to the Shares covered by a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

Section 7. Restricted Stock

  7.1 Grants. The Committee or the Board may grant Awards of Restricted Stock to any Consultant, Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. Restricted Stock may not be acquired with the proceeds of a nonrecourse loan that is made or guaranteed by the Company or a Subsidiary. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee or the Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee or the Board may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee or the Board may determine. The Committee or the Board shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in this Plan, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

  7.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee or the Board, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

Section 8. Compliance with Securities and Other Laws

  8.1 Conditions. As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (a) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (b) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate applicable securities laws and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 8. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

Section 9. Adjustments upon the Occurrence of a Reorganization or Corporate Transaction

  9.1 Adjustments.

  (a) In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee or the Board) be proportionately adjusted (as determined by the Committee or the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

  (b) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction, the Awards will remain outstanding and will continue in full force and effect (without any modification) following the consummation of the Corporate Transaction.

  (c) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction, the terms and conditions of the Awards will be modified as follows:

    (1) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Subsections 6.5(c) and 7.1 of this Plan), such Awards will remain outstanding and will continue in full force and effect following the consummation of such Corporate Transaction (subject to such Permitted Modifications and other contemplated modifications).

    (2) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) applicable to Awards which will not be assumed will accelerate to the extent of fifty percent (50%) of the unvested Shares subject to the Awards and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards during the ten (10)-day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full. The Company will provide each Participant holding Awards which will not be assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be assumed will automatically terminate and cease to be outstanding.

  Nothing contained in this Section 9 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

Section 10. Amendment or Termination of this Plan

  10.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder.

  10.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

Section 11. Amendments and Adjustments to Awards

  11.1 Amendments and Adjustments.

  The Committee or the Board may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (a) to change the date or dates as of which and/or the terms and conditions pursuant to which (1) a Stock Option becomes exercisable or (2) a Performance Award is deemed earned; (b) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award; or (c) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 9 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section 11 shall be made by the Committee or the Board in its sole discretion.

Section 12. General Provisions

  12.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

  12.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, Director or employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, Director or employee of the Company or any Subsidiary or of any Participants.

  12.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

  12.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

  12.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

  12.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  12.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the shareholders of the Company.

  12.8 Transferability of Awards. Incentive Stock Options shall not be transferable otherwise than by will or the laws of descent and distribution. Incentive Stock Options may be exercised, during the lifetime of the holder, only by the holder. Non-Qualified Stock Options and Restricted Stock may be transferred upon approval of the Committee or the Board, subject to the terms of the Plan and related Award Agreements. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

  12.9 Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

  12.10 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

  12.11 Date of Grant of an Award. Except as noted in this Subsection 12.11, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee or the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date of Board or Committee action to approve the Award, or such later date as is specified by the Committee or the Board, notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

  12.12 Withholding. The Company shall not be required to issue or deliver any certificates for Shares purchased upon the exercise of an Option (or an Award, as applicable), prior to the determination by the Committee that the optionee has tendered to the Company (in cash, Shares, or such other consideration as is acceptable to the Committee) any federal, state or local tax owed by the Optionee as a result of the Award, if the Company has or may have a legal liability to satisfy such tax.

Section 13. Named Executive Officers

  13.1 Applicability of Section 13. The provisions of this Section 13 shall apply only to those executive officers (a) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and
(ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (b) whose total compensation, including estimated Awards, is determined by the Committee or the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 13 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 13 shall control.

  13.2 Establishment of Performance Goals. Awards for Named Executive Officers, other than Options, shall be based on the attainment of certain performance goals. No later than the earlier of (a) ninety (90) days after the commencement of the applicable fiscal year of the Company or one of its Subsidiaries or such other award period as may be established by the Committee or the Board ("Award Period") and (b) the completion of twenty-five percent (25%) of such Award Period, the Committee or the Board shall establish, in writing, the performance goals applicable to each such Award for Named Executive Officers. At the time the performance goals are established, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Named Executive Officer if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Named Executive Officer. The material terms of the performance goals for Named Executive Officers and the compensation payable thereunder shall be submitted to the shareholders of the Company for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Named Executive Officer. If shareholder approval is required and not received with respect to such performance goals, no amount shall be paid to such Named Executive Officer for such applicable Award Period pursuant to this Plan.

  13.3 Components of Awards. Each Award granted to a Named Executive Officer, other than Options, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Subsection 13.8 herein, performance measures which may serve as determinants of Named Executive Officers' Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Committee or the Board shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Named Executive Officer as determined by the Committee or the Board. The Awards may not vary from the pre-established amount based on the level of achievement.

  13.4 No Mid-Year Change in Awards. Except as provided in Subsections 13.8 and 13.9 herein, each Named Executive Officer's Awards shall be based exclusively on the performance measures established by the Committee or the Board pursuant to Subsections 13.2 and 13.3.

  13.5 No Partial Award Period Participation. A Named Executive Officer who becomes eligible to participate in this Plan after performance goals have been established in an Award Period pursuant to Subsections 13.2 and 13.3 may not participate in this Plan prior to the next succeeding Award Period, except with respect to Awards which are Options.

  13.6 Performance Goals. Except as provided in Subsection 13.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout, except with respect to Awards which are Options, when the minimum performance goals are not met or exceeded.

  13.7 Individual Performance and Discretionary Adjustments. Except as provided in Subsection 13.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Awards, other than Awards which are Options. The payment of such Awards shall be entirely dependent upon the attainment of the preestablished performance goals.

  13.8 Amendments. No amendment of this Plan with respect to any Named Executive Officer may be made which would (a) increase the maximum amount that can be paid to any one Participant pursuant to this Plan, (b) change the specified performance goal for payment of Awards, or (c) modify the requirements as to eligibility for participation in this Plan, unless the Company's shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Committee or the Board shall amend this Section 13 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

  13.9 Options. Notwithstanding any provision of this Plan (including the provisions of this Section 13) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Options which are granted hereunder is based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of shares of Stock on the date of grant. Furthermore, the maximum number of Shares (or cash equivalent value) with respect to which Options may be granted hereunder to any Named Executive Officer during any calendar year may not exceed 750,000 Shares (fifty percent (50%) of the Shares listed in Section 4.1), subject to adjustment as provided in Section 9 hereunder.

  13.10 Maximum Amount of Compensation. The maximum amount of compensation payable as an Award (other than an Award which is an Option) to any Named Executive Officer during any calendar year may not exceed $1,000,000.

P
R                          AVERY COMMUNICATIONS, INC.
O
X   Solicited by the Board of Directors for the Annual Meeting of Stockholders
Y                               September 13, 2000

  The undersigned Stockholder of Avery Communications, Inc. hereby appoints Patrick J. Haynes, III and Scot M. McCormick, and each of them, proxies, with power of substitution, to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Gateway Suites O'Hare, 6501 North Mannheim Road, Rosemont, Illinois, on Wednesday, September 13, 2000, at 10:00 A.M., Central Time, or at any postponement or adjournment thereof, on the matters described on the reverse side.

  The Board of Directors Favors a Vote FOR All Nominees and FOR Items 2 and 3. The Shares Represented By This Proxy Will Be Voted As Directed On Items 1, 2
                                     and 3,
    But Where No Direction is Indicated Will Be Voted FOR Items 1, 2 and 3.

                 (Continued and to be signed on reverse side.)

                         For  Withhold  For All
                         All    All     Except                          For  Against Abstain

1. ELECTION OF                                  2. PROPOSAL TO
   DIRECTORS FOR A                                 APPROVE the
   ONE YEAR TERM                                   Company's 1999
   EXPIRING IN 2001:                               Flexible
   Nominees: Patrick J.                            Incentive Plan       [_]     [_]     [_]
   Haynes, III, Scot M.
   McCormick, Norman M.
   Phipps, J. Alan                               3. PROPOSAL TO
   Lindauer, Robert T.                              APPROVE
   Isham, Jr.          [_]       [_]                ratification of
                                                    King Griffin &
                                                    Adamson P.C. as
                                                    the Company's
                                                    independent
                                                    auditors for
 _______________________                 [_]        2000.              [_]     [_]     [_]
    For all nominees
  except as noted above
                                                The Board of Directors
                                                Favors a Vote FOR Items 1,
                                                2 and 3.

                                                          Dated: ________________, 2000
                                                          Signature(s): _______________
                                                          _____________________________
                                                          Important: Please sign
                                                          exactly as name appears
                                                          above. When shares are held
                                                          by joint tenants, both
                                                          should sign. When signing as
                                                          attorney, executor,
                                                          administrator, trustee or
                                                          guardian, please give full
                                                          title as such. If a
                                                          corporation, please sign in
                                                          full corporate name by a
                                                          duly authorized officer. If
                                                          a partnership, please sign
                                                          in partnership name by an
                                                          authorized person.